EXHIBIT 21
PULTE HOMES, INC.
SUBSIDIARIES OF THE REGISTRANT

Affiliates	Jurisdiction of Formation
56th and Lone Mountain, L.L.C.	Arizona
7601 River Road, Inc.	Delaware
7601 River Road, LP	Delaware
American Title of the Palm Beaches Corporation	Michigan
Andrea’s Court, S.E.	Puerto Rico
Anthem Arizona L.L.C.	Arizona
Asset Five Corp.	Arizona
Asset One Corp.	Arizona
Asset Seven Corp.	Arizona
August Woods, LLC	Maryland
Bel North, LLC	Maryland
BMD Development, LLC	Michigan
Butterfield Properties LLC	Ohio
Chandler DJ Basin, LLC	Michigan
Chandler Natural Resources Corporation	Michigan
Chase Triple M, LLC	Delaware
Ciudad Riviera, SA de C.V.	Mexico
Clairmont, L.L.C.	Michigan
Coachman Development, LLC	Michigan
Contractors Insurance Company of North America, Inc., a Risk Retention Group	Hawaii
Controladora PHC, SA DE C.V.	Monterrey, Nuevo Leon, Mexico
Corte Bella Golf Club, LLC	Michigan
CP Sunridge, LLC	Delaware
Dean Realty Company	Michigan
Del E. Webb Development Co., L.P.	Delaware
Del E. Webb Financial Corporation	Arizona
Del E. Webb Foothills Corporation	Arizona
Del E. Webb Land Conservancy	Arizona
Del Webb Building Products LLC	Michigan
Del Webb California Corp.	Arizona
Del Webb Commercial Properties Corporation	Arizona
Del Webb Communities of Illinois, Inc.	Arizona
Del Webb Communities of Virginia, Inc.	Arizona
Del Webb Communities, Inc.	Arizona
Del Webb Community Management Co.	Arizona
Del Webb Construction Services Co.	Arizona
Del Webb Corporation	Delaware
Del Webb Golf Corp.	Arizona
Del Webb Home Construction, Inc.	Arizona
Del Webb Homes, Inc.	Arizona
Del Webb Limited Holding Co.	Arizona
Del Webb MidAtlantic Corp.	Arizona
Del Webb Mortgage LLC	Delaware
Del Webb Property Corp.	Arizona
Del Webb Purchasing Company of Illinois, Inc.	Arizona
Del Webb Southwest Co.	Arizona
Del Webb Texas Limited Partnership	Arizona
Del Webb Texas Title Agency Co.	Arizona
Del Webb Title Company of Nevada, Inc.	Nevada
Del Webb’s Contracting Services, Inc.	Aizona
Del Webb’s Coventry Homes Construction Co.	Arizona
Del Webb’s Coventry Homes of Nevada, Inc.	Arizona
Del Webb’s Coventry Homes, Inc.	Arizona

PULTE HOMES, INC.
SUBSIDIARIES OF THE REGISTRANT (continued)

Affiliates (continued)	Jurisdiction of Formation (continued)
Del Webb’s Spruce Creek Communities, Inc.	Arizona
Del Webb’s Sunflower of Tucson, Inc.	Arizona
Desarrolladores Urbanos (Canovanas) SE	Puerto Rico
Devtex Land, L.P.	Texas
DiVosta Building Corporation	Florida
DiVosta Building, LLC	Michigan
DiVosta Homes Holdings, LLC	Delaware
DiVosta Homes Marketing, Inc.	Florida
DiVosta Homes Sales, Inc.	Florida
DiVosta Homes, L.P.	Delaware
DR Super Block 1 South, LLC	Delaware
DW Aviation Co.	Arizona
DW Homebuilding Co.	Arizona
Edinburgh Realty Corporation	Michigan
Evergreen-Hunt & Merrill Ranch, L.L.C.	Arizona
Fallsgrove Associates LLC	Maryland
First Heights Holdings Corporation	Michigan
Florida Building Products, LLC	Michigan
Fort Lincoln-Pulte Limited Liability Company	District of Columbia
Gatestone, L.L.C.	Michigan
GI Development Business Trust	Massachusetts
Glen Echo Estates Open Space, LLC	Massachusetts
Grand Marketplace Way Association	Arizona
Grand Place Hayward, LLC	California
Grayhaven Estates Limited, L.L.C.	Michigan
Great Island Community, LLC	Michigan
Guaranteed Mortgage Corporation III	Michigan
H. D. Investments I, L.L.C.	Maryland
H.D. Whispering Creek, L.L.C.	Maryland
Harrison Hills, LLC	Maryland
Herring Pond Development Corporation	Michigan
Highlands One	Maryland
Hilltop Farms Development, LLC	Michigan
Homeland CC, LLC	Maryland
Homeland PG, LLC	Maryland
Homesite Solutions Corporation	Michigan
HydroSource Acquisitions, Inc.	Michigan
Island Walk Development Company	Florida
Island Walk Realty, Inc.	Florida
Jersey Meadows LLC	New Jersey
JNN Properties LLC	Michigan
Joliet Mortgage Reinsurance Company	Vermont
Kyle Acquisition Group, LLC	Nevada
Lexington Oaks Golf Club, Inc.	Florida
Lone Tree Golf Club, LLC	Michigan
LPC One Development Partners, LLC	Delaware
Lyons, LC	Maryland
MALDP Development Corporation	Michigan
Marina Operations Corp.	Arizona
Marquette Title Insurance Company	Vermont
Mayaguez Partners, S.E.	Puerto Rico
MCS Mountain Road, LLC	Maryland
Mountain View One LLC	Arizona

PULTE HOMES, INC.
SUBSIDIARIES OF THE REGISTRANT (continued)

Affiliates (continued)	Jurisdiction of Formation (continued)
Mountain View Two, LLC	Arizona
Nantar, S. DE R.L. DE C.v.	Monterrey, Nuevo Leon, Mexico
Noble Vista Development LLC	Michigan
North American Builders Indemnity Company	Hawaii
North Valley Enterprises, LLC	Nevada
Oceanside Village, LLC	Michigan
PB Venture L.L.C.	Michigan
PBW Corporation	Michigan
PC/BRE Development L.L.C.	Delaware
PC/BRE Springfield L.L.C.	Delaware
PC/BRE Venture L.L.C.	Delaware
PC/BRE Whitney Oaks L.L.C.	Delaware
PC/BRE Winfield L.L.C.	Delaware
PCIC Corporation	Michigan
PH Arizona LLC	Michigan
PH Relocation Services LLC	Michigan
PH Trust I	Delaware
PH Trust II	Delaware
PH1 Corporation	Michigan
PH2 Corporation	Michigan
PH3 Corporation	Michigan
PH4 Corporation	Michigan
PHC Title Corporation	Michigan
PHM Title Agency L.L.C.	Delaware
PHNE Business Trust	Massachusetts
PHS Virginia Holdings, LLC	Michigan
PHS Virginia Limited Partnership	Michigan
PHT Building Materials Limited Partnership	Michigan
PHT Operating Company LLC	Michigan
PHT Title Agency, L.P.	Texas
PHT Title Corporation	Michigan
PIMI Holdings LLC	Michigan
PL Roseville, LLC	California
PN I, Inc.	Nevada
PN II, Inc.	Nevada
PN III, LLC	Delaware
Potomac Yard Development LLC	Delaware
Potomac Yard Development Sole Member LLC	Delaware
Pratte Building California LLC	Michigan
Pratte Building Systems, Limited Partnership	Michigan
Preserve I, Inc.	Michigan
Preserve II, Inc.	Michigan
Public Home Builders Council of America	Texas
Pulte Arizona Services, Inc.	Michigan
Pulte Aviation I LLC	Michigan
Pulte Aviation II LLC	Michigan
Pulte Bajio Construcciones, S. de R.L. de C.V.	Mexico
Pulte Building Products LLC	Michigan
Pulte Building Services LLC	Delaware
Pulte Building Systems Holding Company, L.L.C.	Nevada
Pulte Building Systems, L.L.C. (AZ)	Arizona
Pulte Building Systems, L.L.C. (NV)	Nevada
Pulte Chile Corporation	Michigan
Pulte Communities NJ, Limited Partnership	Michigan
Pulte de Chile Limitada	Chile

PULTE HOMES, INC.
SUBSIDIARIES OF THE REGISTRANT (continued)

Affiliates (continued)	Jurisdiction of Formation (continued)
Pulte Development Corporation	Michigan
Pulte Development New Mexico, Inc.	Michigan
Pulte Diversified Companies, Inc.	Michigan
Pulte Financial Companies, Inc.	Michigan
Pulte Funding, Inc.	Michigan
Pulte Georgia Holdings LLC	Michigan
Pulte Home Corporation	Michigan
Pulte Home Corporation of the Delaware Valley	Michigan
Pulte Home Sciences LLC	Michigan
Pulte Home Sciences of Virginia, LLC	Michigan
Pulte Homes of Greater Kansas City, Inc.	Michigan
Pulte Homes of Indiana, LLC	Indiana
Pulte Homes of Maryland LLC	Maryland
Pulte Homes of Michigan I Limited Partnership	Michigan
Pulte Homes of Michigan LLC	Michigan
Pulte Homes of Minnesota Corporation	Minnesota
Pulte Homes of New England LLC	Michigan
Pulte Homes of New Mexico, Inc.	Michigan
Pulte Homes of New York LLC	Delaware
Pulte Homes of NJ, Limited Partnership	Michigan
Pulte Homes of Ohio LLC	Michigan
Pulte Homes of PA, Limited Partnership	Michigan
Pulte Homes of South Carolina, Inc.	Michigan
Pulte Homes of Texas, L.P.	Texas
Pulte Homes Tennessee Limited Partnership	Nevada
Pulte Interiors, Inc.	Michigan
Pulte International Building Corporation	Michigan
Pulte International Caribbean Corp.	Michigan
Pulte International Caribbean II, Limited Partnership	Michigan
Pulte International Corporation	Michigan
Pulte International Mexico Limited Partnership	Michigan
Pulte Land Company, LLC	Michigan
Pulte Land Development Corporation	Michigan
Pulte Lifestyle Communities, Inc.	Michigan
Pulte Michigan Holdings Corporation	Michigan
Pulte Michigan Services, LLC	Michigan
Pulte Midwest Title, Inc.	Arizona
Pulte Minnesota Holdings, LLC	Cayman Islands
Pulte Mortgage LLC	Delaware
Pulte Payroll Corporation	Michigan
Pulte Purchasing Corporation	Michigan
Pulte RC, LLC	Michigan
Pulte Real Estate Company	Florida
Pulte Realty Corporation	Arizona
Pulte Realty Holdings, Inc.	Michigan
Pulte Realty of New York, Inc.	New York
Pulte Realty of South Jersey, Inc.	Michigan
Pulte Realty, Inc.	Florida
Pulte SA Corporation	Michigan
Pulte Services California LLC	Michigan
Pulte Services Corporation	Michigan
Pulte SRL Holdings LLC	Michigan
Pulte Texas Holdings LLC	Michigan
Pulte Title Agency of Michigan, L.L.C.	Michigan
Pulte Title Agency of Minnesota, L.L.C.	Minnesota

PULTE HOMES, INC.
SUBSIDIARIES OF THE REGISTRANT (continued)

Affiliates (continued)	Jurisdiction of Formation (continued)
Pulte Title Agency of Ohio, Limited Liability Company	Ohio
Pulte Urban Renewal, LLC	New Jersey
Pulte.com, Inc.	Michigan
Pulte/BP Murrieta Hills, LLC	California
Quartz Hill, LLC	Maryland
Radnor Homes, Inc.	Michigan
Rancho Diamante Investments, LLC	California
RCC Georgia Investor III LLC	Delaware
Residencial Riviera, SA de C.v.	Mexico
Residencias del Norte Limitada	Chile
RN Acquisition 2 Corp.	Nevada
Roseville Schools, LLC	California
Shiloh Farm Investments, LLC	Maryland
Shorepointe Village Homes, L.L.C.	Michigan
South Natick Hills, LLC	Michigan
Spa L Builders LLC	California
Springfield Golf Resort, L.L.C.	Arizona
Spruce Creek South Utilities, Inc.	Florida
Stetson Venture II, LLC	Arizona
Summerfield Crossing LLC	Michigan
Sun City Homes, Inc.	Nevada
Sun City Sales Corporation	Michigan
Sun City Title Agency Co.	Arizona
Sun State Insulation Co., Inc.	Arizona
Tallmadge Woods STP Associates LLC	New York
Terravita Corp.	Arizona
Terravita Home Construction Co.	Arizona
Thunderbird Lodge Holding Corp.	Arizona
Title Plant Corporation	Arizona
TVM Corporation	Michigan
Umerley Manor Oaks LLC	Maryland
Upper Gwynedd Development, Limited Partnership	Michigan
Wil Corporation	Michigan
Williams’ Fields at Perry Hall, L.L.C.	Maryland